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                                                                    EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-47560) of AXT, Inc. of our report dated February 9, 2001 relating to the consolidated financial statements, which appears in this Form 10-K.

PricewaterhouseCoopers LLP
San Jose, California
February 26, 2001